Exhibit 99.1

PETsMART, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and store data)
(Unaudited)

	Thirteen Weeks Ended		Thirteen Weeks Ended		Fifty-Two Weeks Ended		Fifty-Two Weeks Ended
	Jan 30, 2005	% of Sales	Feb 1, 2004 (1)	% of Sales	Jan 30, 2005	% of Sales	Feb 1, 2004 (1)	% of Sales

Net sales	$934,304	100.00%	$840,032	100.00%	$3,363,452	100.00%	$2,993,115	100.00%
Cost of sales	631,295	67.57%	573,434	68.26%	2,328,252	69.22%	2,095,164	70.00%

Gross profit	303,009	32.43%	266,598	31.74%	1,035,200	30.78%	897,951	30.00%
Operating, general and administrative expenses	190,531	20.39%	170,594	20.31%	754,221	22.42%	660,972	22.08%

Operating income	112,478	12.04%	96,004	11.43%	280,979	8.35%	236,979	7.92%
Interest expense, net	(4,683)	-0.50%	(3,561)	-0.42%	(16,535)	-0.49%	(15,892)	-0.53%

Income before income tax expense	107,795	11.54%	92,443	11.00%	264,444	7.86%	221,087	7.39%
Income tax expense	39,169	4.19%	35,822	4.26%	93,216	2.77%	85,685	2.86%

Net income	$68,626	7.35%	$56,621	6.74%	$171,228	5.09%	$135,402	4.52%

Basic earnings per share	$0.47		$0.40		$1.19		$0.96

Diluted earnings per share	$0.46		$0.38		$1.14		$0.92

Weighted average number of shares outstanding — basic	144,627		142,583		143,888		141,641
Weighted average number of shares outstanding — diluted	150,098		148,241		149,652		147,255
Stores opened during each period	24		9		92		67
Stores closed during each period	—		—		(9)		(7)
Stores open at end of each period	726		643		726		643

(1)	As restated for lease accounting corrections.

PETsMART, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
Unaudited

	January 30,	February 1,
	2005	2004
		(as restated)
Assets
Cash and cash equivalents	$87,032	$92,535
Short-term investments	313,575	235,275
Receivables, net	27,123	17,044
Merchandise inventories	337,281	309,140
Deferred income taxes	13,839	3,327
Prepaid expenses and other current assets	41,068	30,726

Total current assets	819,918	688,047
Property and equipment, net	699,262	582,033
Investments	33,526	33,694
Deferred income taxes	64,952	73,569
Goodwill, net	14,422	14,422
Intangible assets, net	2,369	2,621
Other noncurrent assets, net	18,115	13,874

Total assets	$1,652,564	$1,408,260

Liabilities and Stockholders’ Equity
Accounts payable and bank overdraft	$130,320	$128,303
Accrued payroll and employee benefits	86,626	73,058
Accrued occupancy expenses	34,927	27,922
Current maturities of capital lease obligations	6,585	4,657
Other current liabilities	89,573	110,132

Total current liabilities	348,031	344,072
Capital lease obligations	244,150	165,738
Deferred rents and other noncurrent liabilities	109,389	100,804

Total liabilities	701,570	610,614

Stockholders’ Equity:
Common stock; $.0001 par value;	15	14
Additional paid-in capital	792,400	705,265
Deferred compensation	(14,444)	(6,658)
Retained earnings	286,380	132,544
Accumulated other comprehensive income	1,618	1,458
Treasury stock	(114,975)	(34,977)

Stockholders’ equity	950,994	797,646

Total liabilities and stockholders’ equity	$1,652,564	$1,408,260

The financial information furnished with this filing reflects lease accounting corrections as well as a reclassification of Auction Rate Securities as described below. These corrections had no impact on the Company’s previously reported cash flows, sales or comparable store sales, or on its compliance with any financial covenant under its bank credit facility.

Lease Accounting Corrections

On February 7, 2005, the Office of the Chief Accountant of the Securities and Exchange Commission (“SEC”) issued a letter to the American Institute of Certified Public Accountants clarifying the SEC staff’s interpretation of certain accounting issues and their application under accounting principles generally accepted in the United States of America (“GAAP”) relating to leases. As a result, PETsMART has conducted an internal review, consulted with its independent registered public accounting firm and determined that certain of its lease accounting methods were not in accordance with GAAP.

The Company’s audit committee and management discussed these accounting matters with the Company’s independent registered public accounting firm and, at a meeting on March 1, 2005, concluded that restatements of financial statements for prior fiscal years and periods would be required. On March 2, 2005, the Company filed a Form 8-K stating that it expected to restate its previously issued financial statements for the fiscal years ended February 2, 2003 and February 1, 2004, and for the quarters ended May 2, 2004, August 1, 2004 and October 31, 2004 to correct its method of accounting for certain leases and that the historical financial statements as well as related reports of its independent registered public accounting firm for the periods identified above and for prior periods should no longer be relied upon.

Rent holiday periods

The Company had historically recognized rent holiday periods on a straight-line basis over the lease term commencing with the store opening date. The corrected method of accounting includes in the lease term all periods in which the company has the right to control the use of the property, including construction and set-up periods prior to the store opening.

Rent increases

Many of the Company’s leases have rent escalation provisions based on a factor of the Consumer Price Index (CPI) with specified maximum increase amounts. These leases have historically been accounted for under the FASB’s Statement of Financial Accounting Standard (“SFAS”) No. 29, Determining Contingent Rentals, which provides that probability-based contingent rentals should be expensed as incurred. However, in connection with the Company’s internal review of its lease accounting practices, the Company determined that in almost all cases, these leases reach their maximum rate increase and should therefore be accounted for on a straight-line basis.

The primary effect of the correction of the accounting for rent holiday periods and rent increases is to accelerate the recognition of rent expense and to increase deferred rent liability balances. In situations where the affected lease is a capital lease, the correction may increase the capital lease asset and the related obligation, as well as the amount of interest and depreciation expense recognized in the consolidated statements of operations.

Leasehold improvement amortization

When accounting for leases with renewal options, the Company had previously depreciated certain assets over a period that, in some instances, extended beyond the initial lease term and into one or more option periods. Amortization for these assets should have been recognized over the initial lease term unless the renewal of an option period had been determined to be “reasonably assured” as that term is contemplated by SFAS No.13, “Accounting for Leases.” The primary effect of the leasehold improvement correction is to accelerate the recognition of leasehold improvement amortization.

Tenant improvement allowances

The Company had historically accounted for tenant improvement allowances as reductions to the related leasehold improvement asset on the consolidated balance sheets and capital expenditures in investing activities on the consolidated statements of cash flows. Management determined that FASB Technical Bulletin No. 88-1, “Issues Relating to Accounting for Leases,” requires these allowances to be recorded as deferred rent liabilities on the consolidated balance sheets and as a component of operating activities on the consolidated statements of cash flows.

In addition to the lease corrections outlined above, and as a result of its lease accounting review, the Company corrected the classification of certain items in its balance sheets and statements of operations to conform with SEC guidelines.

Auction Rate Securities Correction

In February 2005, based on discussions with its independent registered public accounting firm, the Company determined that investments in Auction Rate Securities (“ARS”) should be classified as short-term investments. Previously, such investments had been classified as cash and cash equivalents. ARS generally have long-term maturities; however, these investments have characteristics similar to short-term investments because at predetermined intervals, generally within 28 to 49 days of the purchase, there is a new auction process. The Company reclassified investments in ARS as of January 30, 2005 and February 1, 2004 that were previously included in cash and cash equivalents to short-term investments.

Following is a summary of the effects of the changes for lease and ARS accounting on the Company’s consolidated balance sheets as of January 30, 2005 and February 1, 2004 as well as the effects of these changes on the Company’s consolidated statements of operations for the fiscal years ended January 30, 2005 and February 1, 2004 and for the quarters ended January 30, 2005 and February 1, 2004. See the “Statement of Utility” following the tables below for an explanation of why the Company believes that inclusion of certain non-GAAP financial information in this summary is useful for investors.

	Consolidated Statements of Operations
(in thousands, except per share data)		(unaudited)
Fifty-two weeks ended January 30, 2005	Before Adjustments	Adjustments	As Adjusted (1)
Cost of sales	$2,318,972	$9,280	$2,328,252
Gross profit	1,044,480	(9,280)	1,035,200
Operating, general and administrative expenses	756,709	(2,488)	754,221
Operating income	287,771	(6,792)	280,979
Interest expense, net	16,157	378	16,535
Earnings before income tax expense	271,614	(7,170)	264,444
Income tax expense	95,752	(2,536)	93,216
Net income	175,862	(4,634)	171,228
Basic earnings per common share	$1.22	$(0.03)	$1.19
Diluted earnings per common share	$1.18	$(0.03)	$1.14

Thirteen weeks ended January 30, 2005

Cost of sales	$628,939	$2,356	$631,295
Gross profit	305,365	(2,356)	303,009
Operating, general and administrative expenses	190,510	21	190,531
Operating income	114,855	(2,377)	112,478
Interest expense, net	4,850	(167)	4,683
Earnings before income tax expense	110,005	(2,210)	107,795
Income tax expense	39,950	(781)	39,169
Net income	70,055	(1,429)	68,626
Basic earnings per common share	$0.48	$(0.01)	$0.47
Diluted earnings per common share	$0.47	$(0.01)	$0.46

(1)	This column represents the balances as reported in the consolidated statement of operations for the fifty-two weeks and thirteen weeks ended January 30, 2005, which has been prepared in accordance with accounting principles generally accepted in the United States of America.

	Consolidated Statements of Operations
(in thousands, except per share data)	(unaudited)
	As Previously
Fifty-two weeks ended February 1, 2004	Reported	Adjustments	As Restated (1)
Cost of sales	$2,083,181	$11,983	$2,095,164
Gross profit	909,934	(11,983)	897,951
Operating, general and administrative expenses	666,006	(5,034)	660,972
Operating income	243,928	(6,949)	236,979
Interest expense, net	16,096	(204)	15,892
Earnings before income tax expense	227,832	(6,745)	221,087
Income tax expense	88,283	(2,598)	85,685
Net income	139,549	(4,147)	135,402
Basic earnings per common share	$0.99	$(0.03)	$0.96
Diluted earnings per common share	$0.95	$(0.03)	$0.92

Thirteen weeks ended February 1, 2004
Cost of sales	$569,770	$3,664	$573,434
Gross profit	270,262	(3,664)	266,598
Operating, general and administrative expenses	173,194	(2,600)	170,594
Operating income	97,068	(1,064)	96,004
Interest expense, net	3,612	(51)	3,561
Earnings before income tax expense	93,456	(1,013)	92,443
Income tax expense	36,212	(390)	35,822
Net income	57,244	(623)	56,621
Basic earnings per common share	$0.40	$(0.00)	$0.40
Diluted earnings per common share	$0.39	$(0.00)	$0.38

(1)	This column represents the balances as reported in the consolidated statement of operations for the fifty-two weeks and thirteen weeks ended February 1, 2004, which has been prepared in accordance with accounting principles generally accepted in the United States of America.

	Consolidated Balance Sheets
(in thousands)	(unaudited)
January 30, 2005	Before Adjustments	Adjustments	As Adjusted (1)
Cash and cash equivalents	$400,607	$(313,575)	$87,032
Short-term investments	—	313,575	313,575
Receivables, net	26,541	582	27,123
Current deferred income taxes	12,615	1,224	13,839
Prepaid expenses and other current assets	42,972	(1,904)	41,068
Property and equipment, net	677,263	21,999	699,262
Noncurrent deferred income taxes	39,116	25,836	64,952
Other non-current assets	18,658	(543)	18,115
Total assets	1,605,370	47,194	1,652,564
Accrued occupancy expenses	34,639	288	34,927
Current maturities of capital lease obligations	7,697	(1,112)	6,585
Other current liabilities	91,847	(2,274)	89,573
Capital lease obligations	225,630	18,520	244,150
Deferred rents and other noncurrent liabilities	31,474	77,915	109,389
Total liabilities	608,233	93,337	701,570
Retained earnings	332,523	(46,143)	286,380
Total stockholders’ equity	997,137	(46,143)	950,994
Total liabilities and stockholders’ equity	1,605,370	47,194	1,652,564

	As Previously
February 1, 2004	Reported	Adjustments	As Restated
Cash and cash equivalents	$327,810	$(235,275)	$92,535
Short-term investments	—	235,275	235,275
Receivables, net	16,628	416	17,044
Current deferred income taxes	2,876	451	3,327
Prepaid expenses and other current assets	31,198	(472)	30,726
Property and equipment, net	577,182	4,851	582,033
Noncurrent deferred income taxes	47,463	26,106	73,569
Other non-current assets	13,661	213	13,874
Total assets	1,376,695	31,565	1,408,260
Accrued occupancy expenses	27,971	(49)	27,922
Current maturities of capital lease obligations	4,964	(307)	4,657
Other current liabilities	105,518	4,614	110,132
Capital lease obligations	165,738	—	165,738
Deferred rents and other noncurrent liabilities	31,988	68,816	100,804
Total liabilities	537,540	73,074	610,614
Retained earnings	174,053	(41,509)	132,544
Total stockholders’ equity (2)	839,155	(41,509)	797,646
Total liabilities and stockholders’ equity	1,376,695	31,565	1,408,260

(1)	This column represents the balance as reported in the consolidated balance sheet as of January 30, 2005, which has been prepared in accordance with accounting principles generally accepted in the United States of America.

(2)	The cumulative effect of the restatement for all years prior to fiscal 2003 was $37.4 million, which was recorded as an adjustment to opening stockholders’ equity at February 2, 2003.

Statement of Utility

Although PETsMART has provided all information as of January 30, 2005 and for the fifty-two weeks then ended (“fiscal 2004”) in accordance with GAAP, it believes that evaluating its financial results may be difficult if an investor is limited to reviewing only GAAP financial measures, due to the magnitude of the impact of the accounting changes discussed above. Accordingly, PETsMART is also including non-GAAP financial measures that exclude the effect of changes to lease accounting and the auction rate securities correction discussed above. PETsMART also has used the non-GAAP financial measures of its performance included herein internally to evaluate its operations and financial condition.

PETsMART’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. PETsMART presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate PETsMART’s operating results and financial condition in a manner that is consistent with results previously reported for prior periods.

PETsMART’s management believes it is useful for itself and investors to review both the GAAP information for fiscal 2004, and the non-GAAP statement of operations and balance sheet data for fiscal 2004 excluding the changes to lease accounting and the auction rate securities correction, to have a better understanding of the overall performance of PETsMART’s business and its ability to perform in subsequent periods. Accordingly, PETsMART has included such non-GAAP financial measures under the columns labeled “Before Adjustments” in the “Consolidated Statement of Operations” and “Consolidated Balance Sheets” tables included above for fiscal 2004.

Management believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and better enables investors to evaluate the ongoing operations and prospects of PETsMART by providing a better comparison to previously reported results for prior periods. Whenever PETsMART uses such a non-GAAP financial measure, its strives where possible to provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure, as is done in the tables above.